UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH ST. PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosures.

On January 5, 2009, Joseph J. Grillo, the President and Chief Executive Officer of the Company, issued a press release containing a letter to stockholders regarding the Company’s achievements in 2008. A copy of the release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of the Company dated January 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: January 5, 2009

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit	Page
99.1	Press Release of the Company dated January 5, 2009

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